UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2010

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252

Houston, Texas 77036

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2010, Metro United Bank (the “Bank”), one of the wholly owned subsidiary banks of MetroCorp Bancshares, Inc. (the “Company”), entered into a Stipulation to the Issuance of a Consent Order (the “Stipulation”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the California Department of Financial Institutions (the “CDFI”). Pursuant to the Stipulation, the Bank has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law or regulations, to the issuance of a Consent Order (the “Order”) by the FDIC and the CDFI, also effective as of July 22, 2010.

The Order is the result of a series of discussions between the Bank, the FDIC and the CDFI since the completion of the FDIC’s most recent on-site examination of the Bank commenced on March 8, 2010 utilizing financial information as of and for the year ended December 31, 2009. The Order represents the agreements between the Bank, the FDIC and the CDFI as to areas of the Bank’s operations that warrant improvement and presents plans for making those improvements. The Order imposes no fines or penalties on the Bank.

During and since the completion of the on-site examination, management of the Bank has proactively made adjustments in policies and procedures in an effort to alleviate the effects of the credit challenge caused by the economic deterioration and market conditions generally and in the Bank’s market areas. Additionally, management and the Board of Directors of the Bank have aggressively taken steps to address the findings of the exam and are taking an active role in working with the FDIC and the CDFI to improve the condition of the Bank and comply with the requirements of the Order.

Under the terms of the Order, the Bank cannot declare or pay cash dividends and shall not establish any new branches or other offices without the prior written consent of certain officials of the FDIC and the CDFI. In addition, within 90 days after the effective date of the Order, the Bank is required to develop and submit a written capital plan to achieve and maintain ratios of Tier 1 capital to average total assets (leverage) of at least 9% and total capital to total risk-weighted assets of at least 13% by December 31, 2010. As of June 30, 2010, the Bank’s Tier 1 leverage ratio was 9.08% and its total risk-based capital ratio was 13.09%. Although the Bank meets the capital levels deemed to be well-capitalized, it cannot be deemed well-capitalized for regulatory purposes as long as the Order is in place.

Other material provisions of the Order require, at varying times following the effective date, the Bank (or its Board of Directors, as appropriate) to:

•	establish a committee of the Board of Directors to oversee the Bank’s compliance with the Order;

•	increase the Board of Directors’ participation in the affairs of the Bank;

•

assess and retain qualified management, including but not limited to a chief executive officer, senior lending officer and chief financial officer, and assess management’s ability to comply with the Order and restore all aspects of the Bank to a safe and sound condition;

•	notify the FDIC and CDFI in writing when it proposes to make changes to the Bank’s directors or senior executive officers;

•	ensure the maintenance of a reasonable allowance for loan losses, including quarterly reviews of the allowance and provisions for loan losses;

•	eliminate, by charge off or collection, all assets classified as “loss” by the FDIC or the CDFI in the on-site examination and any future examination;

•

formulate and implement certain written plans, including a plan to reduce the total commercial real estate concentration of credit, an annual profit plan and budget, a comprehensive strategic plan, and a plan to reduce assets classified as doubtful and substandard;

•	refrain from extending additional credit to any borrower whose existing credit has been classified as “loss” or has been charged off the books of the Bank and, in each case, is uncollected;

•

refrain from extending additional credit to any borrower whose existing credit has been classified as “doubtful” or “substandard” unless the Board of Directors determines the failure to extend such credit would be detrimental to the Bank;

•	develop and implement a written plan addressing liquidity, asset/liability management and interest rate risk management;

•	eliminate and/or correct all violations of law and regulation noted in the examination; and

•	complete and implement any and all enhancements to its system of internal controls necessary to ensure full compliance with the Bank Secrecy Act.

The Bank is required to provide written progress reports to the FDIC and CDFI on a quarterly basis until such time as the requirements of the Order have been accomplished and the FDIC and CDFI have released the Bank in writing from such obligation. The Order will remain in effect until modified or terminated by the FDIC or the CDFI.

The following table presents certain supplemental financial information related to the Bank for the quarters ended June 30, 2010, March 31, 2010 and December 31, 2009:

	For the Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2009
	(Dollars in thousands)
Allowance for loan losses (“ALLL”)	$10,816	$10,796	$6,472
ALLL to total loans	3.12%	3.02%	1.81%
Loan net charge-offs	$10	$(25)	$2,303
ORE write-downs and expenses	$495	$671	$1,297
Total risk based capital	13.09%	11.76%	12.74%
Tier 1 leverage ratio	9.08%	8.49%	10.47%
Liquidity ratio(1)	23.05%	19.46%	20.56%

(1)	Liquid assets/(total deposits plus short-term borrowings)

The foregoing summary of the Stipulation and the Order is not complete and is qualified in its entirety by reference to the Stipulation and Order, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Stipulation to the Issuance of a Consent Order dated July 22, 2010 by and between Metro United Bank, the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.

10.2	Consent Order dated July 22, 2010 by and between Metro United Bank, the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: July 22, 2010	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Stipulation to the Issuance of a Consent Order dated July 22, 2010 by and between Metro United Bank, the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.

10.2	Consent Order dated July 22, 2010 by and between Metro United Bank, the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.